EXHIBIT 10.61

                        VALDETARO STOCK PLEDGE AGREEMENT





                                                         Date: December 14, 2001
TO :     BRIGHTON OPPORTUNITY FUND, L.P.



Pledge of Stock

         To induce you, the Brighton Opportunity Fund, L.P. (hereinafter "Brighton" or "You") to make a loan of U.S. $425,000.00 (the "Loan") to Vertical Computer Systems, Inc., a Delaware corporation (the "Company"), as evidenced by the Promissory Note by and between Company and you (the "Note") in that amount dated the date of this Stock Pledge Agreement (the "Agreement"), bearing interest at the rate of twelve percent (12%) per annum, and payable to your order on January 31, 2002 (the "Note", which term will include any amendments thereto and substitutions therefor), and in consideration of your making said loan, and to secure payment of all amounts owing under the Note and this Agreement and performance of all of Company's other obligations under the Note and under this Agreement, the undersigned ("Pledgor") hereby pledges to you and grant you a security interest in 15,000,000 shares of Vertical Computer Inc. common stock owned and controlled by the undersigned, represented by certificate(s) no. 03953, 03954, 03955, 03956, 03957, 03958, 03959, and 03972.

Definition of Collateral; Method of Selling Collateral and Repayment of Loan

         The term "Collateral" means (i) the shares of stock pledged under the foregoing paragraph (collectively called the "Stock") by Luiz Claudio Valdetaro Galvao E Mello ("Valdetaro") and Mountain Reservoir Corporation ("MRC") (each a "Pledgor"), and (ii) any cash, securities or other property paid or otherwise distributed on, with respect to, or in exchange for any Collateral. Upon default under the Note, you may, at any time thereafter, sell the stock pursuant to the terms contained herein. The method of repayment of the Loan in the event of a default is to be as follows:

         (a)  Each  Pledgor  shall  deposit  their   respective   Stock  pledged
              hereunder into a trust account controlled and maintained by Brighton ("Brighton").

         (b) In the event of default, Brighton reserves the right to resell the Stock into the market until the principal and interest has been paid pursuant to the terms set forth herein. Both parties agree that there shall be no transfer of ownership in the Stock until Brighton shall sell the stock pursuant to the following terms:

                  (1) Brighton  shall  sell  the  Stock  of  Valdetaro  and  MRC proportionately, at a ratio of 1 share of Valdetaro's Stock to 2.5 shares of MRC's Stock (the "Agreed Proportion") in increments of 10,000 shares and the stock shall be sold into the public in an orderly and nondisruptive manner. Both parties agree that Brighton shall have the right to sell up to 10% of the daily volume unless otherwise agreed to. In no event shall the Stock be "shorted" as such term is commonly understood. Vertical shall have the express right, at any time, to pay any outstanding amounts owed to you and, upon such payment, Brighton shall return any remaining Stock immediately to the Pledgor;




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                  (2) Under no circumstances shall Brighton sell more Stock than is reasonably necessary to pay the then outstanding amount;

                  (3) Within  two (2) days,  Brighton  shall  deliver  notice to
                      Pledgor and the Company, upon the completion of any sales of Stock sufficient to pay the then outstanding amount;

                  (4) Upon  full  payment  of all  monies  owed  under the Note,
                      Brighton shall deliver any Stock unsold within five (5) business days, to each Pledgor in the Agreed Proportion. Any funds held by Brighton and not otherwise distributed to you shall be delivered within five (5) business days, at Company's instruction, to Company.

Warranties

         Pledgor hereby warrants to you that:

         a. The Company is duly incorporated and validly existing under the laws of the State of Delaware;

         b. We have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Note, which constitute our legally binding obligations;

         c. Pledgor is the sole owner of the Stock;

         d. The Stock is validly issued, is fully paid and non-assessable, and is not subject to any claim, restriction, lien or other encumbrance except as provided in this Agreement; and

         e. Pledgor may pledge and grant a security interest in the Stock without obtaining the approval of any other person, corporation, partnership, or other entity, or any governmental authority,

         You hereby represent to Pledgor that:

         a. The stock shall be sold into the public in an orderly and nondisruptive manner and.

         b. In no event shall the Stock be "shorted" as such term is commonly understood.

Prohibition on Transfer of Collateral

         Pledgor agrees that Pledgor will not sell, transfer, assign or encumber any of its rights in any of the Collateral or grant any rights in or to any of the Collateral except pursuant to this Agreement.

Further Assurances

         Pledgor will, at its expense, take or cause to be taken such action and execute and deliver or cause to be executed and delivered such additional agreements and documents as you may request in connection with this Agreement or any of the Collateral or to perfect your security interest in any of the Collateral, including, without limitation, delivering any Collateral to you and executing and filing financing and other statements under the Uniform Commercial Code in effect in any state; and Pledgor hereby authorize you to sign any such agreement or document or statement on Pledgor's behalf and to file any such statement with or without Pledgor's signature. In the event that you utilize the

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Collateral to secure the Note and Company subsequently pays you all monies then due under the Note, you will take or cause to be taken such action and execute and deliver or cause to be executed and delivered such additional agreements and documents as Pledgor may request in connection with this Agreement or any of the Collateral, including, without limitation, delivering or causing the delivery of any remaining Collateral to Pledgor; and you hereby authorize Pledgor to sign any such agreement or document or statement on your behalf and to file any such statement with or without your signature.

Default

         Upon a default under any of the provisions of the Note, or if any warranty by us hereunder is incorrect, or if Pledgor fails to perform any of Pledgor's obligations under this Agreement (any such default or breach of warranty or failure being herein called "a default under this Agreement"), you may, without notice, take such action as you deem advisable with respect to the Collateral, including, without limitation, selling any of the Collateral at public or private sale on such terms as you deem appropriate; and you are also authorized as Pledgor's attorney-in-fact to endorse or otherwise effect the transfer of any of the Collateral. At any such sale you may be the purchaser.

Remedies; Order of Pursuit

         You shall not be required to resort to or pursue any of your rights or remedies under or with respect to any other agreement or any other collateral before pursuing any of your rights or remedies under this Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

Delay; Waiver

         The failure or delay by you in exercising any of your rights hereunder or with respect to the Note or any other collateral securing the Note in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

Where to Make Payments

         All payments under this Agreement shall be made in lawful currency of the United States of America in immediately available funds at the address as provided in the Note, or in such other manner or at such other place as you shall designate in writing.

Governing Law; Agent for Service of Process

         This Agreement and your rights and our obligations hereunder shall be governed by and construed in accordance with the law of the State of California. Pledgor agrees that any legal action or proceeding with respect to this Agreement or any of the Collateral may be brought in the courts of the State of California and of the United States having jurisdiction in the County of Los Angeles and State of California and for the purpose of any such legal action or proceeding, Pledgor hereby submits to the non-exclusive jurisdiction of such courts and agree not to raise and waive any objection Pledgor may have based upon personal jurisdiction or the venue of any such court or forum non conveniens. Pledgor agrees not to bring any action or other proceeding with respect to this Agreement or any of our obligations under this Agreement in any other court unless such courts of the State of California and of the United States determine that they do not have jurisdiction in the matter. For purposes of any proceeding involving this Agreement, Pledgor hereby irrevocably appoints Gary L. Blum, Esq., 3278 Wilshire Blvd., #603, Los Angeles, CA 90010, our agent to receive service of process for us and on our behalf.

         Pledgor will at all times maintain an agent to receive service of process in California, on its behalf with respect to this Agreement, and in the

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event that, for any reason, the agent named above or any successor agent shall no longer serve as its agent to receive service of process in California, Pledgor shall promptly appoint a successor and advise you thereof.


Amendment

         This Agreement may only be amended by an instrument in writing signed by you and us.


                                  Very truly yours,

                                  PLEDGEE

                                   Brighton Opportunity Fund, LP

                                  ----------------------------------------------
                                  By: David Firestone, General Partner


                                  PLEDGOR

                    AGREED:       Luiz Claudio Valdetaro Galvao E Mello


                                  ----------------------------------------------
                                  By: Luiz Claudio Valdetaro Galvao E Mello





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